UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

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FORM 8-K/A
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of The
Securities Exchange Act of 1934

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Date of report (Date of earliest event reported):    August 5, 2009

SEREFEX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24362	59-2412164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
P.O. Box 1032
Hudson, Ohio 44236
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (330) 541-6115

30700 Solon Industrial Parkway, Suite C
Solon, Ohio  44139
(Former Name or Former Address, if Changed Since Last Report)

SECTION 4.  Matters Related to Accountants and Financial Statements.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

Serefex’s financial statements for the year ended May 31, 2008 were unaudited due to the bankruptcy of its principal subsidiary, WP Hickman Systems, Inc. (“Hickman”).  The Company’s financial statements for the year ended December 31, 2006 were audited by Lake & Associates CPA’s LLC.  The Company changed its year end to May 31 when it acquired Hickman in October 2007.At the time of the Hickman acquisition, the accounting firm of Maloney + Novotny, LLC had been engaged by Hickman.  In view of the nature of the transaction, on December 27, 2007, the Board of Directors of Serefex engaged Maloney + Novotny, LLC to serve as the Company’s independent registered public accountants and notified its prior accountants, Lake & Associates CPA’s, LLC of this action. Maloney + Novotny, LLC performed a review of the 10-Q’s filed for the quarters ended November 30, 2007 and February 29, 2008. Maloney + Novotny, LLC has not provided any audit or other services since those reviews due to the Company’s financial situation as a result of the bankruptcy. On August 19, 2009 the Company received a resignation letter dated August 5, 2009 from Maloney and Novotny, LLC.  The Company is in the process of exploring the engagement of a new accounting firm.

During the Company’s year ended December 31, 2006 and subsequently it’s new year end of May 31, 2008 and through August 5, 2009, there were no disagreements between the Company and the Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the independent accountant’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s financial statements for the relevant year, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Accountant’s audit report on the Company’s financial statements for the year ended December 31, 2006, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.  The Company’s financial statements for the year ended May 31, 2008 were unaudited due to Hickman’s bankruptcy petition under the Federal Bankruptcy code and Serefex’s subsequent inability to meet the payment obligations to Maloney + Novotny, LLC in conjunction with the May 31, 2008 audit resulting in the resignation of the Company’s independent accounting firm.

Item 8.01.  Other Event

The Company has relocated its corporate offices to P.O. Box 1032, Hudson, Ohio  44236 and its new telephone number is (330) 541-6115.

In view of the recent bankruptcy of the Company’s principal subsidiary and resignation of its independent accounting firm, which has left the Company in a dire condition, the Company will not be filing any further Form 10-Q or 10-K Reports with the Commission until such time that it is in a financial position to engage an independent accounting firm.

Item 9.01.  Exhibits

(14)       (a)  Letter of resignation of Maloney & Novotny, LLC as the Company’s certified public accountants. *

(b)  Letter of Maloney & Novotny pursuant to Item 304(a)(3) of Regulation S-K.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEREFEX CORPORATION
(Registrant)

By:           /s/ Brian Dunn
Brian Dunn, President
Date:                      October 8, 2009

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